Exhibit 10.1

REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT dated as of July 26, 2013 (this “Agreement”) is by and between PH Squared, LLC d/b/a PharmHouse Pharmacy, a Texas limited liability company  (“PharmHouse”), and Golf Rounds.com, Inc. (“TEEE”) a Delaware corporation.   PharmHouse and TEEE are collectively referred to herein as the “Parties.”

WHEREAS, the board of directors of TEEE and the board of managers and all of the members of PharmHouse have approved the acquisition of PharmHouse by TEEE (the “Acquisition”) upon the terms, and subject to the conditions, set forth in this Agreement;

WHEREAS, it is intended that, for federal income tax purposes, the Acquisition shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”);

WHEREAS, PharmHouse and TEEE desire to make certain representations, warranties, covenants and agreements in connection with transactions contemplated hereby; and

WHEREAS, the board of directors of TEEE, on the one hand, and the board of managers of PharmHouse, on the other hand, each deem it advisable and in the best interests of their respective companies and equity holders that the current members of PharmHouse be issued by TEEE that number of shares comprising approximately 90% of outstanding common stock of TEEE on a fully diluted, after issued basis, and (ii) TEEE acquire 100% of the outstanding equity of PharmHouse, all in accordance with the terms and conditions of this Reorganization Agreement.

NOW, THEREFORE, the parties hereto make the following promises, covenants, representations, warranties and agreements:

1.

Actions of TEEE.  TEEE has taken or shall undertake the following actions:

(a)

Concurrently herewith, TEEE has delivered to PharmHouse a copy of the unanimous resolutions (the “TEEE Board Resolutions”) of the board of directors of TEEE (a) approving this Agreement and the transactions contemplated hereby, including the Acquisition (collectively, the “Transactions”); (b) increasing the size of the board of directors to seven members effective as of the Closing Date; (c) electing the following six persons to the board of directors effective as of the Closing Date:  D. Alan Meeker, Chairman of the Board, Craig Longhurst, Jonathan Brown, Rusty Shelton, Chris Pratt and M. Richard Cutler, (d) increasing the authorized capital stock of TEEE from 12,000,000 to 500,000,000 with 20,000,000 shares of preferred stock (e) approving a name change of the corporation to “Fuse Medical, Inc.”; (f) approving a one-for-14.62 reverse stock split (the “Reverse Stock Split”); and (g) resolving to recommend to the stockholders of TEEE that they approve the actions in the foregoing clauses (d), (e) and (f)

(b)

Promptly following execution of this Agreement, counsel for PharmHouse shall prepare and file (after review by counsel for TEEE) timely file the Current Report on Form 8-K reporting the Transactions, as required by the Rules of Regulations of the Securities and Exchange Commission (the “Commission”).

1

(c)

Immediately prior to execution of this Agreement, TEEE with the assistance of counsel for PharmHouse shall have (i) completed the conversion of any and all outstanding convertible notes made and issued by TEEE, including without limitation the convertible notes set forth on Exhibit A hereto; and (ii) completed the conversion of any and all accrued expenses as set forth on Exhibit B hereto; and

(d)

Promptly following the execution of this Agreement, Counsel for PharmHouse shall prepare and file (after review and consultation with TEEE) a 14C information statement and take all other actions to complete a reverse stock split such that at Closing there shall be a total of approximately 400,000 shares of common stock issued and outstanding .

(e)

Other than as specifically contemplated by this Agreement, the liabilities of TEEE as specifically set forth on Exhibit C hereto, shall be the obligation of the combined companies following the Closing Date

(f)

At Closing, TEEE shall issue and deliver 3,600,000 shares of common stock of TEEE which, immediately following Closing and issuance of same to the members of PharmHouse, shall constitute approximately 90% of the fully diluted issued and outstanding common stock of TEEE (the "TEEE Shares").  The TEEE shares shall be issued in the names and denominations as delivered to TEEE by counsel to PharmHouse prior to the Closing. Notwithstanding the foregoing, 5% of the TEEE Shares (the “Escrow Shares”) issued as directed by PharmHouse shall be delivered to Cutler Law Group (the “Escrow Agent”) to be held in escrow under the terms of the escrow agreement for a maximum of six months in the form attached hereto as Exhibit E (“Escrow Agreement”) during the Escrow Period (as defined in the Escrow Agreement).

(g)

Drafts of all filings to be made on behalf of TEEE with the Commission pursuant to this Agreement shall be provided to TEEE and its counsel for review and comment prior to filing of same and shall not be filed without TEEE approval, which shall not be unreasonably withheld, conditioned or delayed.

(h)

TEEE shall use its commercially reasonable best efforts to prepare and complete any other documents necessary to be filed with local, state and federal authorities to consummate the Transactions.

2.

Actions of PharmHouse.  PharmHouse has taken or shall undertake the following actions:

(a)

Concurrently herewith, PharmHouse has delivered to TEEE a copy of (1) the unanimous resolutions (the “PharmHouse Board Resolutions) of the board of managers of approving this Agreement and the Transactions and (2) unanimous resolutions (the “PharmHouse Members Resolutions”) of the members of PharmHouse approving this Agreement and the Transactions.

(b)

PharmHouse shall deliver to the Escrow Agent all members’ certificates evidencing 100% of the equity of PharmHouse (the "Escrowed PharmHouse Interests").  At Closing, the Escrowed PharmHouse Interests shall be transferred and delivered to TEEE

(c)

Concurrently with the execution of this Agreement, PharmHouse has delivered to TEEE drafts of the financial statements of Pharmhouse for the two fiscal years ended December 31, 2012, and the six-months ended June 30, 2013 (the “Draft PharmHouse

Financial Statements”).  As promptly as possible after the execution of this Agreement, and prior to the Closing, PharmHouse shall complete and deliver to TEEE an audit of its financial statements for the fiscal years ended December 31, 2012, and any interim or other financial statements required for inclusion in the Current Reports on Form 8-K to be filed in connection with this Agreement (the “Final PharmHouse Financial Statements”).

(d)

PharmHouse shall use its commercially reasonable best efforts to cooperate with and assist TEEE in the preparation and completion of the documents necessary to be filed with local, state and federal authorities to consummate the Transactions.

3.

PharmHouse Conditions to Closing.  PharmHouse’s obligation to close the Transactions is subject to the following:

(a)

The representations and warranties of TEEE as set forth in Section 9 herein shall remain accurate in all respects as of the Closing Date and no material adverse change in the business of TEEE shall have occurred prior to the Closing Date.

(b)

All the documents necessary to be filed with local, state and federal authorities, including without limitation, the 14C Information Statement, shall have been prepared and filed with the Commission.

(c)

TEEE shall have delivered letters of resignation of TEEE’s current officers and directors to be effective at the Closing Date, except with respect to Robert Donehew who shall remain as a director of TEEE and shall not be removed as same, expect with cause, during the one year period following Closing.

(d)

All necessary approval of the TEEE stockholders shall have been obtained.

(e)

TEEE shall retain its good standing in its jurisdiction of formation and as a publicly company quoted on the OTCQB under the symbol "TEEE."

(f)

PharmHouse shall have received the Donehew Waiver as defined in and prescribed by Section 10(a) hereof.

4.

TEEE Conditions to Closing.  TEEE’s obligation to close the Transactions is subject to the following:

(a)

The representations and warranties of PharmHouse as set forth in Section 8 herein shall remain accurate in all respects as of the Closing Date and no material adverse change in the business of PharmHouse shall have occurred prior to the Closing Date.

(b)

All necessary approval of the TEEE stockholders shall have been obtained, including the written consent of the holders of a majority of the outstanding common stock (which has been obtained prior to the execution hereof).

(c)

PharmHouse shall have completed and delivered the Final PharmHouse Financial Statements and same shall not materially differ or be qualified in any manner materially different than the Draft PharmHouse Financial Statements.

(d)

PharmHouse shall retain its good standing as a limited liability company in its state of formation and in such other jurisdictions where it is required to be so qualified.

(e)

All insurance and indemnification provisions contemplated by Section 9 hereof shall be in full force and effect.

(f)

TEEE and Mr. Donehew, as representative of the stockholders of TEEE (“TEEE Representative”), shall have received the PharmHouse Members Waiver.

5.

At and subsequent to the Closing.

(a)

At the Closing, the TEEE shares shall be delivered to PharmHouse or its designees on behalf of PharmHouse members, less the Escrow Shares, which shall be delivered to the Escrow Agent to be held in escrow pursuant to the Escrow Agreement.

(b)

At the Closing, the Escrow Agent shall deliver the Escrowed PharmHouse Interests to TEEE.

(c)

Immediately subsequent to the Closing, the existing officers of TEEE shall resign and be replaced by those officers appointed by the board of directors of TEEE.

(d)

Immediately subsequent to the Closing, the combined entities will file the Current Report on Form 8-K with respect to the consummation of the Transactions.

6.

Timing of Closing.  The Closing shall occur as promptly as possible (on a date mutually and reasonably agreed upon by the parties) upon the satisfaction of the conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent.  In the event the Closing does not occur on or before August 30, 2013 or upon mutual written instructions from the parties hereto to each other and the Escrow Agent, (i) the Escrow Agent shall return the Escrowed PharmHouse Interests to PharmHouse and (ii) the Escrow Agent shall return the Escrowed TEEE Shares to TEEE.

7.

Representations of PharmHouse.  PharmHouse represents and warrants to TEEE as follows:

(a)

Ownership of Interests.  As of the Closing Date, TEEE will become the record and beneficial owner of the Escrowed PharmHouse Interests.  The Escrowed PharmHouse Interests will be free from claims, liens or other encumbrances (collectively “Encumbrances”), except as provided under applicable federal and state securities laws.  The Escrowed PharmHouse Interests reflect 100% of the ownership equity of PharmHouse.

(b)

Fully paid and Nonassessable.  The Escrowed PharmHouse Interests constitute duly and validly issued ownership interests of PharmHouse, and are fully paid and nonassessable, and PharmHouse further represents that it has the power and the authority to execute this Agreement and to consummate the Transactions and to perform its obligations contemplated hereby.

(c)

Organization of PharmHouse; Authorization.  PharmHouse is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. PharmHouse is qualified to do business in the State of Texas.  The execution, delivery and performance of this Agreement and the Transactions have been duly authorized by all necessary company action necessary to be taken by PharmHouse and this Agreement constitutes a valid and binding obligation of PharmHouse; enforceable against it in accordance with its terms.  PharmHouse has no subsidiaries.  This

Agreement and the Transactions have been approved unanimously by the members of PharmHouse.

(d)

Capitalization.  The persons listed on Exhibit D are the beneficially and record owners of the Escrowed PharmHouse Interests and such interests constitute 100% of the outstanding equity of PharmHouse. All of the issued and outstanding membership interests of PharmHouse are validly issued, fully paid and non-assessable and there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of any of PharmHouse obligating such entity to issue any additional shares of common or preferred stock, any ownership interest or any of its securities of any kind. No debt of PharmHouse is convertible into equity of PharmHouse.

(e)

No Conflict as to PharmHouse.  Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (a) violate any provision of the membership agreement or by-laws (or other governing instrument) of PharmHouse or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of PharmHouse under, any material agreement or commitment to which PharmHouse is a party or by which its property or assets is bound, or to which any of the property or assets of PharmHouse is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court, governmental agency or governmental body (collectively “Governmental Body”) applicable to PharmHouse, except in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances which are not likely to have a material adverse effect on the business or financial condition of  PharmHouse and its subsidiaries, taken as a whole.

(f)

Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by PharmHouse in connection with the execution, delivery and performance of this Agreement by PharmHouse or its members or the consummation of the Transactions.

(g)

Other Consents. No consent of any Person is required to be obtained by PharmHouse or its members to the execution, delivery and performance of this Agreement or the consummation of the Transactions, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of PharmHouse as a whole.

(h)

Litigation.  There is no action, suit, inquiry, proceeding or investigation by or before any Governmental Body pending or threatened in writing against or involving PharmHouse or which questions or challenges the validity of this Agreement.  PharmHouse is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of PharmHouse as a whole.

(i)

Absence of Certain Changes. Since January 1, 2012, except as described in the PharmHouse Draft and Final Financial Statements, PharmHouse has not:

1.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2.

made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3.

other than the PharmHouse Escrowed Shares, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4.

organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

5.

borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

6.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8.

cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10.

sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets;

11.

granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

(j)

Compliance with Law. The operations of PharmHouse have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of PharmHouse as a whole.  PharmHouse has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.  PharmHouse has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals.  All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(k)

Title to Properties.  PharmHouse owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Draft and Final PharmHouse Financial Statements.  All properties and assets, including without limitation technology and intangible assets, are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the Draft and Final PharmHouse Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of such financial statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of PharmHouse as a whole and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due.  The properties and assets of PharmHouse include all rights, properties and other assets necessary to permit PharmHouse to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

8.

Representations of TEEE. TEEE for its respective rights and interests represents and warrants as follows:

(a)

Organization; Authorization.  TEEE is a corporation duly organized, validly existing and in good standing under the laws of Delaware with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of TEEE and this Agreement constitutes a valid and binding obligation; enforceable against in accordance with its terms.  TEEE has no subsidiaries.

(b)

Capitalization.  The authorized capital stock of TEEE consists of 12,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, authorized.  As of the date of this Agreement, TEEE has approximately 5,848,186  shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.  As of the Closing Date giving effect to the reverse stock split contemplated hereby, TEEE shall have approximately 400,000 shares of common stock outstanding immediately prior to the issuances for and on behalf of PharmHouse as contemplated hereby.  .  No shares have otherwise been registered under state or federal securities laws.  As of the Closing Date, all of the issued and outstanding shares of common stock of TEEE are validly issued, fully paid and non-assessable and, except as set forth in Schedule 9(b) hereto, there is not and as of the Closing Date, there will not be outstanding any warrants, options or other agreements on the part of TEEE obligating any of TEEE to issue any additional shares of common or preferred stock or any of its securities of any kind, except for such shares or securities called for in this Agreement.  The Common Stock of TEEE is presently quoted on the OTC Markets OTCQB market under the symbol “TEEE”.  TEEE is current in all of its required filings with the US Securities and Exchange Commission.  TEEE is not and has not been a “shell” corporation as defined by Rule 405 promulgated by the US Securities and Exchange Commission.

(c)

No Conflict as to TEEE and Subsidiaries.  Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (a) violate any provision of the articles of incorporation or organization of TEEE or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of TEEE or any of its Subsidiaries under, any material agreement or commitment to which any of TEEE, any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of TEEE or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to TEEE or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances which are not likely to have a material adverse effect on the business or financial condition of  TEEE and its subsidiaries, taken as a whole.

(d)

Consents and Approvals of Governmental Authorities. Except with respect to a Form 8-K filing with the US Securities and Exchange Commission, as well as a 14C Information Statement to complete a reverse stock split, an increase in authorized stock and a name change, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by TEEE in connection with the execution, delivery and performance of this Agreement by TEEE or the consummation of the Transactions.

(e)

Other Consents. No consent of any Person is required to be obtained by TEEE to the execution, delivery and performance of this Agreement or the consummation of the Transactions, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of TEEE.

(f)

Litigation.  There is no action, suit, inquiry, proceeding or investigation by or before any Governmental Body pending or threatened in writing against or involving TEEE or which questions or challenges the validity of this Agreement.  TEEE is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of TEEE as a whole.

(g)

Absence of Certain Changes.  Since January 1, 2012 TEEE has not:

1.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2.

made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3.

other than as set forth in the public reports available on EDGAR issued or sold any equity securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such equity securities, reclassified, split-up or otherwise changed any such equity security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4.

organized any new Subsidiary or acquired any equity securities of any Person or any equity or ownership interest in any business;

5.

borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

6.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8.

cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10.

sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets;

11.

granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

(h)

Compliance with Law. The operations of TEEE have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of TEEE as a whole. TEEE has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.  TEEE has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals.  All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(i)

Title to Properties.  TEEE owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in its Annual Report on Form 10-K for the year ended November 30, 2012 (the “10-K”).  All properties and assets, including without limitation technology and intangible assets, are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown in the 10-K as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default)

exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of such financial statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of TEEE as a whole and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due.  The properties and assets of TEEE include all rights, properties and other assets necessary to permit TEEE to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

9.

Charter Protections; Directors’ and Officers’ Liability Insurance.

(a)

All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current director and officer of TEEE as provided in the certificate of incorporation and bylaws of TEEE as of the date hereof or in any indemnification agreements shall survive the Acquisition and shall continue in full force and effect in accordance with their terms.

(b)

For a period of three (3) years after the Closing Date, TEEE and PharmHouse shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Parent and the Company, respectively, (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c)

If either of TEEE or PharmHouse or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, in each such case, to the extent necessary, proper provision shall be made so that such successors and assigns assume the obligations set forth in this Section 9.

(d)

The provisions of this Section 9 are intended to be for the benefit of, and shall be enforceable by, each person who will have been a director or officer of TEEE for all periods ending on or before the Closing Date and may not be changed without the consent of Mr. Donehew, as representative of same.

10.

Certain Waivers.

(a)

As additional consideration for the Transactions, Mr. Donehew shall deliver to PharmHouse a general release and waiver (“Donehew Waiver”) by which he releases and forever discharges, effective as of the Closing Date, TEEE and its directors, officers, shareholders, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown arising out of or resulting from his (i) status as a holder of an equity interest in TEEEE; or (ii) employment, service, consulting or other similar agreement entered into with TEEE prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations owing to him set forth in this Agreement or any other documents executed in connection with the Transactions.

(b)

As additional consideration for the Transactions, each of the members of PharmHouse shall deliver to TEEE a general release and waiver (“PharmHouse Members Waivers”) by which he, she or it releases and forever discharges, effective as of the Closing Date, PharmHouse and its managers, officers, members, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown arising out of or resulting from his, her or its (i) status as a holder of an equity interest in PharmHouse; or (ii) employment, service, consulting or other similar agreement entered into with PharmHouse prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations owing to him, her or it set forth in this Agreement or any other documents executed in connection with the Transactions.

11.

No Securities Transactions.  Neither PharmHouse or TEEE, or any of either of their shareholders, members, managers, officers, employees or their affiliates, directly or indirectly, shall engage in any transactions involving the securities of TEEE prior to the time of the making of a public announcement of the transactions contemplated by this Agreement.  PharmHouse shall use its best efforts to require each of its officers, managers, members, employees, agents and representatives to comply with the foregoing requirement.

12.

Indemnification of TEEE.

(a)

TEEE and its stockholders, directors and officers (the “TEEE Indemnitees”) shall be indemnified, defended and held harmless by PharmHouse, but only to the extent of the Escrow Shares, from and against all Losses (as defined) asserted against, resulting to, imposed upon, or incurred by any TEEE Indemnitee by reason of, arising out of or resulting from:

(i)

the inaccuracy or breach of any representation or warranty of PharmHouse contained in or made pursuant to this Agreement; or

(ii)

the non-fulfillment or breach of any covenant or agreement of PharmHouse contained in this Agreement.

(b)

As used in this Section 12, the term “Losses” shall include all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid. The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by PharmHouse to TEEE in connection with this Agreement shall survive the Closing until the expiration of the Escrow Period.

(c)

Any claim made by a party hereunder shall be preserved despite the subsequent expiration of the Escrow Period and any claim set forth in a Notice of Claim sent prior to the expiration of the Escrow Period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, no claim for indemnification under this Section 12 shall be brought after the end of the Escrow Period.

(d)

No amount shall be payable under this Section 12 unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $10,000 (the “Deductible”), in which event the amount payable shall include all amounts included in the Deductible and all future amounts that become payable under Section 12 from time to time thereafter.

(e)

The aggregate liability for Losses pursuant to Section 12 shall not in any event exceed the Escrow Shares and TEEE shall have no claim against PharmHouse or the PharmHouse members other than for the Escrow Shares (and any proceeds of the shares or distributions with respect to the Escrow Shares).

(f)

TEEE, on behalf of itself and all other TEEE Indemnitees, hereby acknowledges and agrees that, from and after the Closing, its sole remedy with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Section 12. Notwithstanding any of the foregoing, nothing contained in this Section 12 shall in any way impair, modify or otherwise limit TEEE’s or PharmHouse’s right to bring any claim, demand or suit against the other party based upon such other party’s actual fraud or intentional or willful misrepresentation or omission, it being understood that a mere breach of a representation and warranty, without intentional or willful misrepresentation or omission, does not constitute fraud.

(g)

The TEEE Representative shall act on behalf of TEEE and the TEEE Stockholders for all purposes under this Section 12, including the initiation and settlement of any claims for indemnification hereunder.  The parties acknowledge that the TEEE Representative’s obligations under this Section 12 are solely as a representative of TEEE’s stockholders in the manner set forth in the Escrow Agreement with respect to the obligations to indemnify TEEE under this Section 12 and that the Stockholder shall have no personal responsibility for any expenses incurred by him in such capacity and that all payments to TEEE as a result of such indemnification obligations shall be made solely from, and to the extent of, the Escrow Shares.  Out-of-pocket expenses of the Stockholder for attorneys’ fees and other costs shall be borne in the first instance by TEEE, which may make a claim for reimbursement thereof against the Escrow Shares upon the claim with respect to which such expenses are incurred becoming an Established Claim (as defined in the Escrow Agreement). The parties further acknowledge that all actions to be taken by TEEE pursuant to this Section 12 shall be taken on its behalf by the TEEE Representative in accordance with the provisions of the Escrow Agreement. The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrow Shares to satisfy any claim for indemnification pursuant to this Section 12. The Escrow Agent will hold the remaining portion of the Escrow Shares until final resolution of all claims for indemnification or disputes relating thereto.

13.

Notices.  Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to PharmHouse:

PH Squared LLC, dba PharmHouse Pharmacy

4500 E Sam Houston Pkwy So, Suite 100

Pasadena, TX 770505

Attention:  Craig Longhurst, Managing Partner

Telephone:  (281) 998-9400

With a copy to:

Cutler Law Group

3355 West Alabama, Suite 1150

Houston, TX 77098

Attention:  M. Richard Cutler

Telephone:  (713) 888-0040

Facsimile:  (800) 836-0714

If to TEEE:

Golf Rounds.com, Inc.

111 Village Parkway, Building #2

Marietta, GA 30067

Attention:  Robert H. Donehew

Telephone: (770) 951-0984

With a copy to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Attention:  David Alan Miller and Brian L Ross

Telephone:  (212) 818-8880

Facsimile:  (212) 818-8881

14.

Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties.

15.

Choice of Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, and the parties submit to the exclusive jurisdiction of the courts of Texas in respect of all disputes arising hereunder.

16.

Counterparts.  This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement.

17.

Confidential Information.  Each of PharmHouse and TEEE hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other’s business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively “Confidential Information”).  Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other.  Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party’s agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement.  Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

18.

Entire Agreement.  This Agreement and exhibits hereto (and the Draft and Final PharmHouse Financial Statements) sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

19.

Costs and Expenses.  Except as otherwise specifically set forth herein, including but not limited to Section 1(e), each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party.  The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party.  PharmHouse acknowledges that it has one finder fee which shall be payable from its side.

20.

Attorney’s Fees.  Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such Action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney’s Fees and Costs.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

For and on behalf of:

PH Squared, LLC dba PharmHouse Pharmacy,

A Texas limited liability company

By:  /s/ Craig Longhurst

Craig Longhurst

President and Chief Executive Officer

For and on behalf of:

Golf Rounds.com, Inc.

a Delaware corporation

By:  /s/ Robert H. Donehew

Robert H. Donehew

President

EXHIBIT A

CONVERTIBLE NOTES

Date

Holder

Amount

Converted to Shares (pre-split)

7/3/2013

Butch Woolfolk

$20,000

444,444

5/5/2013

David Hexter

$1,750

21,875

5/2/2013

Robert Donehew

$4,100

58,571

1/24/2013

David Hexter

$1,750

25,000

1/18/2013

Robert Donehew

$10,000

142,857

12/20/2012

David Hexter

$3,500

106,061

EXHIBIT B

ACCRUED EXPENSES

Amount

Converted into Shares

$74,100

Approximately 1,482,000

EXHIBIT C

REMAINING PAYABLES

As of July 19, 2013 (and closing) a total of $20,801.00

In addition, all reasonable fees (capped at $15,000) and disbursements of Graubard Miller in connection with the negotiation, documentation and consummation of the Transaction shall be paid by TEEE.

EXHIBIT D

OPTIONS OUTSTANDING

Name

Grant Date

Expiration Date

No Options

Price (pre-split)

John F. McCarthy

7/29/2004

7/28/2014

45,000

0.68

John F. McCarthy

8/26/2005

8/25/2015

10,000

0.60

Robert H. Donehew

7/29/2004

7/28/2014

95,000

0.68

Robert H. Donehew

8/26/2005

8/25/2015

10,000

0.60

Robert H. Donehew

7/17/2006

7/16/2016

60,000

0.60

Robert H. Donehew

7/23/2007

7/22/2017

30,000

0.83

Robert H. Donehew

8/7/2008

8/6/2018

20,000

0.76

Anthony Charos

7/29/2004

7/28/2014

20,000

0.68

Anthony Charos

8/26/2005

8/25/2015

10,000

0.60

Anthony Charos

7/17/2006

7/16/2016

10,000

0.60

Anthony Charos

7/23/2007

7/22/2017

10,000

0.83

Anthony Charos

8/7/2008

8/6/2018

10,000

0.76